UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

BOINGO WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	WIFI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Litigation Related to the Merger

On April 28, 2021, Boingo Wireless, Inc. (“Boingo” or the “Company”) filed a Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the Merger Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated February 26, 2021, by and among Boingo, White Sands Parent, Inc., a Delaware corporation (“Parent”), and White Sands Bidco, Inc., a Delaware corporation (“Merger Sub”). Parent and Merger Sub were formed by an affiliate of the private equity investment firm Digital Colony Partners II, LP (“Digital Colony Partners”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Boingo (the “Merger”), and Boingo will become a wholly owned subsidiary of Parent. The special meeting of Boingo stockholders (the “Special Meeting” will be held virtually on June 1, 2021, at 10:00 a.m. Pacific time, to act on the proposal to adopt the Merger Agreement, as disclosed in the Proxy Statement.

On April 12, 2021, April 16, 2021, April 21, 2021, April 22, 2021, April 29, 2021, April 30, 2021, May 18, 2021, and May 20, 2021 lawsuits were filed alleging that the Preliminary Proxy Statement filed on April 9, 2021 and/or the Proxy Statement omitted material information that rendered them false or misleading. The lawsuits, each filed by a purported stockholder of Boingo in an individual capacity and/or on behalf of all others similarly situated, were filed in federal court and are captioned Stein v. Boingo Wireless, Inc., et al., 1:21-cv-03152 (S.D.N.Y.), Ladin v. Boingo Wireless, Inc., et al., 1-21-cv-02076 (E.D.N.Y.), Redfield v. Boingo Wireless, Inc., et al., 1:21-cv-03536 (S.D.N.Y.), Felts v. Boingo Wireless, Inc., et al., 1-21-cv-03591 (S.D.N.Y), Normand v. Boingo Wireless, Inc., et al., 2:21-cv-03626 (C.D. Cal), Patrick v. Boingo Wireless, Inc., et al., 1:21-cv-03859 (S.D.N.Y), Sikora v. Boingo Wireless, Inc., et al., 1:21-cv-00709 (D. Del.), Carlisle v. Boingo Wireless, Inc., et al., 1:21-cv-00710 (D. Del.), Hawkins v. Boingo Wireless, Inc., et al., 2:21-cv-04218 (C.D. Cal.), and Hopkins v. Boingo Wireless, et al., 2:21-cv-02321 (E.D. Pa.). As a result of the alleged omissions, the lawsuits seek to hold Boingo and/or its directors liable for violating Sections 14(a) and 20(a) of the Exchange Act, including Rule 14a-9 promulgated thereunder, and for breaching their fiduciary duty. The lawsuits seek, among other relief, an order enjoining completion of the merger, rescission of the merger in the event it is consummated, and damages.

Boingo believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law. However, in order to avoid nuisance, potential expense and delay from the lawsuits and to provide additional information to the stockholders of Boingo and without admitting any liability or wrongdoing, Boingo has determined to voluntarily supplement the Proxy Statement with the disclosures set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Boingo specifically takes the position that no further disclosure of any kind is required to supplement the Proxy Statement under applicable law.

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Proxy Statement, which should be carefully read in its entirety. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Any defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The below supplemental disclosure follows the first sentence of the second paragraph under the heading “Background of the Merger” on page 31 of the Proxy:

All of Boingo’s non-disclosure agreements included customary standstill provisions, but none included a “don’t ask, don’t waive” provision. Most of the NDA standstill provisions fell away automatically upon the signing or announcement of the Merger Agreement, and for those that did not automatically terminate, the third party was amongst those approached again during the Go-Shop Period.

The below supplemental disclosure replaces the second sentence describing certain events on February 8, 2021, on page 44 of the Proxy:

These projections were subsequently shared with Digital Colony and served as the basis for the Fairness Financials (as defined below).

The below supplemental disclosure replaces the fifth paragraph on page 45 of the Proxy, which describes certain events on February 23, 2021:

On February 23, 2021, Boingo’s management finalized the Fairness Financials (as defined below). Boingo’s management then instructed TAP Advisors to prepare a formal financial analysis based on the Fairness Financials (as defined below) to present to the Boingo Board in connection with the delivery of their Fairness Opinion (as defined below). The projections Boingo prepared in 2021 did not differ from each other in any material way.

The below supplemental disclosure replaces the second sentence under the heading “Strategic Alternatives” on page 47 of the Proxy:

The Boingo Board discussed the possibility of remaining an independent company, as well as the possibility of other strategic or financial partners making an offer to acquire the company or parts thereof, including the range of potential benefits to Boingo stockholders of such alternatives and the timing, complexity, and likelihood of achieving the goals of such alternatives.

The below supplemental disclosure replaces the first paragraph under the heading “Financial Projections” on page 48 of the Proxy:

The Boingo Board considered the Fairness Financials (as defined below). The Boingo Board understood that the Fairness Financials contained financial projections that were based on assumptions that are difficult to project and were subject to high levels of uncertainty and also significant execution risk. It thus also reviewed sensitivity analyses reflecting potential valuations in certain downside scenarios if Boingo did not perform as projected by Boingo’s senior management team in the Fairness Financials.

The below supplemental disclosure follows the end of the first paragraph under the heading “Discounted Cash Flow Analyses” on page 56 of the Proxy:

TAP Advisors performed consolidated and sum-of-the-parts discounted cash flow analyses of Boingo based on forecasted after-tax unlevered free cash flows for Boingo and an estimate of its terminal/continuing value at the end of the forecast horizon. TAP Advisors calculated unlevered free cash flow as Company management’s projected Company Cash Flow minus taxes. Based on guidance from management, TAP Advisors calculated taxes as 25% of management’s projected Company Cash Flow net of management’s estimated net operating loss carryforwards. The estimated net operating loss carryforwards going into fiscal 2021 are approximately $47 million.

The below supplemental disclosure follows the first sentence of the second paragraph under the heading “Discounted Cash Flow Analyses” on page 56 of the Proxy:

WACC was estimated based on TAP Advisors’ (i) professional judgment and experience in valuing companies similar to Boingo and (ii) application of the capital asset pricing model, which requires certain (a) general inputs such as the prospective equity risk premium and the corresponding risk-free rate and (b) company-specific inputs such as the subject company’s equity beta reference range, the subject company’s assumed capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and, as applicable, the appropriate size/liquidity premium for the subject company.

The below supplemental disclosure follows the last sentence in the second paragraph under the heading “Discounted Cash Flow Analyses” on page 56 of the Proxy:

TAP Advisors selected such terminal/continuing value-related perpetuity growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of Boingo’s businesses, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which the Boingo operates, (ii) Boingo’s forecast and (iii) then-prevailing market expectations regarding long-term economic growth and long-term inflation.

The below supplemental disclosure replaces the first paragraph under the heading “Leveraged Buyout Analysis” on page 57 of the Proxy:

TAP Advisors evaluated the ranges of values that financial sponsors would be willing to place on Boingo’s operating assets in order to obtain an estimated minimum rate of return on equity of 15.0%-25.0% for the consolidated company, 14.0%-18.0% for the DAS segment, 15.0%-20.0% for the Military segment and 18.0%-25.0% for each of the Offload and Private Networks & Emerging Technologies (“PNET”) segments. In each case, TAP Advisors assumed that the sponsor would seek to exit its investment in 2030, a 10.0%-12.0% WACC for the consolidated company, 9.0%-11.0% WACC for the DAS segment, 10.5%-12.5% WACC for the Military segment, 12.5%-14.5% WACC for each of the Offload and PNET segments, and a 2.0%-3.0% TGR. WACC was estimated based on TAP Advisors’ (i) professional judgment and experience in valuing companies similar to Boingo and (ii) application of the capital asset pricing model, which requires certain (a) general inputs such as the prospective equity risk premium and the corresponding risk-free rate and (b) company-specific inputs such as the subject company’s equity beta reference range, the subject company’s assumed capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and, as applicable, the appropriate size/liquidity premium for the subject company. TAP Advisors selected such terminal/continuing value-related perpetuity growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of Boingo’s businesses, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which the Boingo operates, (ii) Boingo’s forecast and (iii) then-prevailing market expectations regarding long-term economic growth and long-term inflation.

The below supplemental disclosure replaces the table under the heading “Selected Transactions Analysis” on page 57 of the Proxy:

Selected Transactions Analysis
				Enterprise Value / EBITDA	Enterprise Value / Node Cash Flow

Date Announced	Transaction Value ($ millions)	Acquiror	Target Company

Digital Infrastructure
12/16/2011	$1,000	Crown Castle International Corp.	NextG Networks, Inc.	30.3x
06/16/2014	$7,283	Level 3 Communications, Inc.	tw telecom	13.2
04/30/2015	$1,000	Crown Castle International Corp.	Quanta Fiber Networks, Inc.	16.7
01/07/2016	$409	Communications Sales & Leasing, Inc.	PEG Bandwidth, LLC	11.3
06/20/2016	$230	Communications Sales & Leasing, Inc.	Tower Cloud, Inc.	16.8
04/17/2017	$600	Crown Castle International Corp.	Wilcon Holdings LLC	42.9
07/18/2017	$7,100	Crown Castle International Corp.	Lightower Fiber Networks	13.7
05/08/2019	$14,259	Digital Colony/EQT Infrastructure IV Fund	Zayo Group Holdings, Inc.	11.1
12/16/2011	$1,000	Crown Castle International Corp.	NextG Networks, Inc. (excluding backlog)		25.0x
12/16/2011	$1,000	Crown Castle International Corp.	NextG Networks, Inc. (including backlog)		20.0
11/05/2020	$3,500	American Tower Corporation	InSite Wireless Group, LLC		30.4

Cable
03/19/2013	$22,584	Liberty Media Corporation	Charter Communications, Inc.	8.5x
05/18/2014	$67,100	AT&T Inc.	DirecTV	8.2
11/13/2014	$2,927	Cable One, Inc.	Spin-off from Graham Holdings Company	9.9
05/26/2015	$78,717	Charter Communications, Inc.	Time Warner Cable Inc.	9.9
09/17/2015	$17,700	Altice N.V.	Cablevision Systems Corporation	9.9
06/30/2016	$4,370	Lions Gate Entertainment Corp.	Starz	11.1

The below supplemental disclosure replaces the paragraph under the heading “Boingo Wall Street Equity Research Analyst Stock Price Targets” on page 59 of the Proxy:

TAP Advisors reviewed eight Wall Street equity research analyst reports that included stock price targets for Boingo, as of November 9, 2020, published prior to the Company’s Q3 2020 earnings. TAP Advisors noted that such Wall Street equity research analyst reports per share price targets for Boingo’s common stock were $18.00, $18.00, $22.00, $23.25, $20.00, $17.00, $15.00, and $24.00, respectively.

The below supplemental disclosure replaces the paragraph under the heading “Premiums Paid in Selected Merger and Acquisition Transactions” on page 59 of the Proxy:

TAP Advisors reviewed, based on publicly available information, the implied premiums paid or proposed to be paid in connection with 223 selected precedent merger and acquisition transactions involving North American targets with total enterprise values between $500 million and $2 billion announced since January 1, 2016 (excluding financial services and energy companies). Of these 223 transactions, 46 were transactions involving financial sponsors and seven were real estate investment trust (“REIT”) transactions. Focusing its analysis on those transactions falling between the 25th and 75th percentiles, TAP Advisors observed the premia paid in transactions falling within that range and applied the observed range to Boingo’s closing stock price one-day, one month and two months prior to Boingo’s 2020 third quarter earnings announcement on November 9, 2020. TAP Advisors further focused its analysis to include all transactions falling within the selected range, financial sponsor transactions falling within the selected range and REIT transactions falling within the selected range. TAP Advisors then calculated the premia paid in the selected transactions based on the target’s stock price one-day, one month and two months prior to announcement of the transaction. Based on these results, TAP Advisors applied these ranges to Boingo’s stock price one-day, one month and two months prior to Boingo's 2020 third quarter earnings announcement on November 9, 2020 and calculated the implied price per share thereby as set forth above under the heading “Recap of Financial Analyses.”

The below supplemental disclosure replaces the first paragraph under the heading “Other Considerations” on page 59 of the Proxy:

Except in connection with the Merger, during the past two years, TAP Advisors has not provided financial advisor or investment banking services to Boingo for which it has received compensation. Further, during the past two years, TAP Advisors has not provided financial advisory or investment banking services to Digital Colony or its affiliates for which TAP Advisors received compensation. However, TAP Advisors has had recent discussions with Digital Colony in connection with a matter unrelated to the Merger that could result in TAP Advisors being engaged to provide investment banking services to Digital Colony or its affiliates, although currently no such engagement exists. After the date of the Proxy, Digital Colony did retain TAP Advisors in connection with a matter unrelated to the Merger for which TAP Advisers expects to earn a transaction fee in an amount less than it will earn from Boingo upon consummation of the Merger. In the future, TAP Advisors may seek to provide Boingo and Digital Colony and their respective affiliates with financial advisory and investment banking services unrelated to the Merger for which services TAP Advisors would expect to receive compensation.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and may file additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.boingo.com) or by writing to the Company’s Secretary at 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the Amendment to Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on April 28, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Merger and the potential result of any litigation discussed herein. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vi) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (vii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (viii) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 filed on March 1, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE:	May 24, 2021	By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Chief Financial Officer